UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2024

Date of reporting period: October 31, 2024

Item 1.	Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund

CIBC Atlas Disciplined Equity Fund

Institutional Class Shares - AWEIX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Institutional Class Shares of the CIBC Atlas Disciplined Equity Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://private-wealth.us.cibc.com/cibc-atlas-funds. You can also request this information by contacting us at 1-855-328-3863. This annual shareholder report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
CIBC Atlas Disciplined Equity Fund, Institutional Class Shares	$84	0.72%

How did the Fund perform in the last year?

The S&P 500 Index (TR) returned 38.02% over the year period ended October 31, 2024. The CIBC Atlas Disciplined Equity strategy returned 32.94% during the same period, underperforming the S&P 500 Index (TR). Financials, Consumer Staples, Consumer Discretionary and Materials added to the Fund’s returns while Information Technology, Industrials, Communication Services and Healthcare detracted from returns.

While the Fund’s technology holdings did well on an absolute basis, the sector was the largest detractor to Fund attribution during the period. This was largely due to the Fund’s underweight position in semiconductor stocks. Semiconductor stocks performed well in the period as Artificial Intelligence (AI) has gained greater traction as an investment theme, thereby benefiting semiconductor stocks.

The Fund’s positive contribution from Financials were a result of good stock picking and allocation to Capital Markets and Financial Services stocks, while contributions from Consumer Staples were driven by a smaller allocation to the sector than the benchmark.

On an individual stock basis, the largest contributors to attribution were Blackstone, Fiserv, Fidelity National and Apple. Among the largest detractors were Nvidia, Broadcom, Meta and Unitedhealthcare.

The Fund remains committed to investing in high quality companies with attractive growth characteristics and free cash flow yields.

How did the Fund perform during the last 10 years?

Total Return Based on $250,000 Investment

	CIBC Atlas Disciplined Equity Fund, Institutional Class Shares - $793568	S&P 500 Index (TR) - $857300
Oct/14	$250000	$250000
Oct/15	$273502	$265644
Oct/16	$276693	$277622
Oct/17	$334853	$343231
Oct/18	$380443	$368446
Oct/19	$435809	$421230
Oct/20	$483285	$462134
Oct/21	$677109	$660453
Oct/22	$564623	$563954
Oct/23	$596951	$621155
Oct/24	$793568	$857300

The line graph represents historical performance of a hypothetical investment of $250,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-855-328-3863 for current month-end performance.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
CIBC Atlas Disciplined Equity Fund, Institutional Class Shares	32.94%	12.73%	12.15%
S&P 500 Index (TR)	38.02%	15.27%	13.00%

Other Information

On January 2, 2014, the Invesco Disciplined Equity Fund (the "Invesco Predecessor Fund") was reorganized into The Advisors' Inner Circle Fund AT Disciplined Equity Fund ("AT Disciplined Equity Fund"). Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the "Atlantic Whitehall Predecessor Fund", collectively the "Predecessor Funds") and the AT Disciplined Equity Fund assumed the historical performance of the Predecessor Funds. Information presented from September 2009 through January 2, 2014 is that of the Invesco Predecessor Fund. Inception date of the Atlantic Whitehall Predecessor Fund was December 1, 2005. Information presented prior to September 21, 2009 that of the Atlantic Whitehall Predecessor Fund. On June 25, 2018, the name of the AT Disciplined Equity Fund changed to CIBC Atlas Disciplined Equity Fund. See Note 1 in Notes to Financial Statements.

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$1,764,883,671	61	$10,787,645	14%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Information Technology 31.2%
Financials 16.3%
Health Care 12.2%
Consumer Discretionary 10.4%
Communication Services 9.9%
Industrials 6.4%
Energy 4.0%
Consumer Staples 3.1%
Materials 2.6%
Real Estate 2.1%
Utilities 1.6%
Cash Equivalent 0.2%

Value	Value
Cash Equivalent	0.2%
Utilities	1.6%
Real Estate	2.1%
Materials	2.6%
Consumer Staples	3.1%
Energy	4.0%
Industrials	6.4%
Communication Services	9.9%
Consumer Discretionary	10.4%
Health Care	12.2%
Financials	16.3%
Information Technology	31.2%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Microsoft	7.8%
NVIDIA	6.2%
Amazon.com	6.0%
Apple	5.4%
Alphabet, Cl A	3.4%
Alphabet, Cl C	3.4%
Visa, Cl A	3.2%
UnitedHealth Group	3.1%
Salesforce	2.3%
AstraZeneca PLC ADR	1.8%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

On December 16, 2024, the Board approved the change in the Fund’s classification under 1940 Act, as amended, from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment policy, subject to shareholder approval. At a Special Meeting of Shareholders scheduled to be held on February 21, 2025, Fund shareholders will be asked to approve the change in diversification.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-328-3863

  https://private-wealth.us.cibc.com/cibc-atlas-funds

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-328-3863 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

CIBC Atlas Disciplined Equity Fund / Institutional Class Shares - AWEIX

Annual Shareholder Report: October 31, 2024

ATF-AR-TSR-2024-2

The Advisors' Inner Circle Fund

CIBC Atlas Mid Cap Equity Fund

Institutional Class Shares - AWMIX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Institutional Class Shares of the CIBC Atlas Mid Cap Equity Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://private-wealth.us.cibc.com/cibc-atlas-funds. You can also request this information by contacting us at 1-855-328-3863.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
CIBC Atlas Mid Cap Equity Fund, Institutional Class Shares	$96	0.83%

How did the Fund perform in the last year?

The Russell Midcap Growth Index (TR) (USD) returned 38.67% for the one year period ended October 31, 2024. The CIBC Atlas Mid-Cap Growth Fund returned 30.85% for the same period, underperforming the Russell Midcap Growth Index (TR) (USD) benchmark. The breadth of the benchmark return was exceptionally strong, with 10 of 11 sectors posting returns of greater than 20%. Consumer Staples, Industrials and Financials were positive contributors to performance while Consumer Discretionary, Health Care and Information Technology were the largest detractors.

On an absolute basis, holdings of Sprouts Farmers Market, Howmet Aerospace, Transunion, Crowdstrike Holdings, and Monday.com were the largest positive contributors to returns during the period. Holdings that were the largest detractors to return on an absolute basis were Humana, Five Below, Aptiv, Cadence Design Systems and Monster Beverage.

The index’s strong returns for the year benefited from momentum factors, with a narrow subset of larger index weights hitting record highs despite exceptionally high valuations. Notably, index names that the Fund did not own had an outsized impact on performance. The five best performing stocks in the index (Applovin, Cava Group, Vistra Corp., Natera and Palantir Technologies), which in aggregate accounted for approximately 3% of the index, detracted approximately -4.1% from relative performance during the period. This was was only partially offset by the five worst performing stocks in the index (Ginko Bioworks, New Fortress Energy, Super Micro Computer, Agilon Health and 10X Genomics) which represented approximately 0.6% of total index weight and only contributed approximately +1.8% to performance.

Unfortunately, our disciplined valuation approach was a headwind to performance - we did not have enough exposure to momentum factors and high valuation stocks. We remain skeptical of the ability for momentum to outperform over the long term given high fundamental expectations, elevated valuation multiples, and extraordinary price moves over a short period of time. We continue to focus on investing in high quality companies with above average growth prospects while maintaining discipline on the price we are paying for those businesses. We have seen that continued adherence to this philosophy provides very competitive results over time.

How did the Fund perform during the last 10 years?

Total Return Based on $250,000 Investment

	CIBC Atlas Mid Cap Equity Fund, Institutional Class Shares - $595199	Russell 3000 Index (USD)* - $807441	Russell Midcap Growth Index (TR) (USD) - $722000
Oct/14	$250000	$250000	$250000
Oct/15	$273996	$261225	$262340
Oct/16	$269224	$272309	$263396
Oct/17	$321126	$337607	$332527
Oct/18	$334909	$359875	$352942
Oct/19	$393428	$408421	$419757
Oct/20	$419302	$449868	$508479
Oct/21	$586430	$647357	$708955
Oct/22	$460178	$540428	$503784
Oct/23	$454887	$585717	$520661
Oct/24	$595199	$807441	$722000

The line graph represents historical performance of a hypothetical investment of $250,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 1-855-328-3863 for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
CIBC Atlas Mid Cap Equity Fund, Institutional Class Shares	30.85%	8.63%	9.06%
Russell 3000 Index (USD)*	37.86%	14.60%	12.44%
Russell Midcap Growth Index (TR) (USD)	38.67%	11.46%	11.19%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$881,481,488	78	$6,266,904	20%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Real Estate	1.3%
Cash Equivalent	1.4%
Materials	1.8%
Energy	3.2%
Communication Services	4.5%
Consumer Staples	4.9%
Financials	12.2%
Health Care	12.7%
Consumer Discretionary	14.1%
Industrials	20.5%
Information Technology	23.4%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Ameriprise Financial	3.3%
Trade Desk, Cl A	2.6%
Ares Management, Cl A	2.5%
Datadog, Cl A	2.5%
HubSpot	2.4%
Howmet Aerospace	2.4%
Cencora	2.3%
Sprouts Farmers Market	2.3%
Cadence Design Systems	2.2%
Tradeweb Markets, Cl A	2.1%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-328-3863

  https://private-wealth.us.cibc.com/cibc-atlas-funds

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-328-3863 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

CIBC Atlas Mid Cap Equity Fund / Institutional Class Shares - AWMIX

Annual Shareholder Report: October 31, 2024

ATF-AR-TSR-2024-6

The Advisors' Inner Circle Fund

CIBC Atlas Income Opportunities Fund

Institutional Class Shares - AWIIX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Institutional Class Shares of the CIBC Atlas Income Opportunities Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://private-wealth.us.cibc.com/cibc-atlas-funds. You can also request this information by contacting us at 1-855-328-3863.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
CIBC Atlas Income Opportunities Fund, Institutional Class Shares	$75	0.68%

How did the Fund perform in the last year?

The CIBC Atlas Income Opportunities Fund returned 21.70% over the one year period ended October 31, 2024. This compares to the 26.30% return of the Fund’s blended benchmark (Blended 60/40 S&P 500 Index (TR)/Bloomberg U.S. Government/Credit Index). Equities outperformed cash and bonds. Within equities, all sectors contributed to the Fund’s returns with Financial, Utilities and Communication Services leading. Energy, Consumer Staples and Health Care stocks lagged the broad equity market but still generated positive returns.

On a relative basis, Financials and Utilities outperformed led by alternative asset managers Blue Owl Capital and Ares Management in the Financials sector, and Brookfield Infrastructure and NextEra Energy in the Utility sector. Information Technology and Industrials lagged on a relative basis. Not owning Nvidia detracted from performance in the Information Technology sector, while among Industrials, underperformance of Union Pacific and United Parcel Service were headwinds.

Among fixed income holdings, both credit sensitive and rate sensitive securities performed similarly and benefited from lower interest rates and a benign credit environment. On a relative basis, the Fund’s outperformance in fixed income was due in part to below-benchmark allocation to bonds, as equities significantly outperformed during the one-year period.

How did the Fund perform during the last 10 years?

Total Return Based on $250,000 Investment

	CIBC Atlas Income Opportunities Fund, Institutional Class Shares - $527052	S&P 500 Index (TR) - $848762	Blended 60/40 S&P 500 Index (TR)/Bloomberg U.S. Government/Credit Index - $569947	Bloomberg U.S. Government/Credit Index - $294472
Oct/14	$250000	$250000	$250000	$250000
Oct/15	$248335	$262999	$260130	$254311
Oct/16	$264610	$274858	$272493	$266608
Oct/17	$299536	$339813	$311043	$269412
Oct/18	$313306	$364776	$322071	$263196
Oct/19	$354485	$417035	$367466	$296379
Oct/20	$372446	$457531	$401663	$317365
Oct/21	$471195	$653876	$498104	$315843
Oct/22	$413684	$558338	$424043	$265180
Oct/23	$433069	$614969	$451276	$267142
Oct/24	$527052	$848762	$569947	$294472

The line graph represents historical performance of a hypothetical investment of $250,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-855-328-3863 for current month-end performance.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
CIBC Atlas Income Opportunities Fund, Institutional Class Shares	21.70%	8.26%	7.74%
S&P 500 Index (TR)	38.02%	15.27%	13.00%
Blended 60/40 S&P 500 Index (TR)/Bloomberg U.S. Government/Credit Index	26.30%	9.18%	8.59%
Bloomberg U.S. Government/Credit Index	10.23%	-0.13%	1.65%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$699,817,832	106	$4,069,523	19%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Written Options	0.0%
Cash Equivalent	2.0%
Exchange-Traded Fund	2.0%
Communication Services	2.0%
Materials	2.2%
Consumer Staples	2.9%
Real Estate	3.1%
Utilities	3.3%
Energy	4.2%
Mortgage-Backed Securities	6.5%
Health Care	7.3%
Consumer Discretionary	7.4%
Industrials	8.0%
U.S. Treasury Obligations	11.0%
Information Technology	18.0%
Financials	20.3%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Microsoft	5.5%
Apple	4.4%
U.S. Treasury Bonds, 4.13%, 8/15/2053	2.9%
UnitedHealth Group	2.4%
U.S. Treasury Bonds, 3.88%, 5/15/2043	2.4%
U.S. Treasury Bonds, 4.38%, 5/15/2041	2.1%
Broadcom	2.1%
Visa, Cl A	2.1%
Invesco Senior Loan ETF	2.0%
JPMorgan Chase	1.9%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-328-3863

  https://private-wealth.us.cibc.com/cibc-atlas-funds

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-328-3863 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

CIBC Atlas Income Opportunities Fund / Institutional Class Shares - AWIIX

Annual Shareholder Report: October 31, 2024

ATF-AR-TSR-2024-4

The Advisors' Inner Circle Fund

CIBC Atlas All Cap Growth Fund

Institutional Class Shares - AWGIX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Institutional Class Shares of the CIBC Atlas All Cap Growth Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://private-wealth.us.cibc.com/cibc-atlas-funds. You can also request this information by contacting us at 1-855-328-3863.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
CIBC Atlas All Cap Growth Fund, Institutional Class Shares	$114	0.92%

How did the Fund perform in the last year?

The Russell 3000 Growth Index (USD) returned 43.42% over the one year period ended October 31, 2024. The CIBC Atlas All Cap Growth Fund returned 48.49% during the same period, outperforming the Russell 3000 Growth Index (USD) benchmark. The Industrials, Consumer Discretionary, and Health Care sectors contributed positively to the Fund’s relative return, while the Real Estate, Financials, and Information Technology sectors contributed negatively to the Fund’s relative performance.

Positive contribution from the Consumer Discretionary sectors was driven by a combination of stock selection and sector allocation, while the contribution from the Industrials and Health Care sectors were almost entirely driven by stock selection.

Information Technology was the largest detractor among the sectors, driven by negative impact from stock selection. As was the case last year, the Fund’s relative performance was hindered by underweight exposure to large-cap technology names (NVIDIA Corp., despite being one of the largest holdings in the fund, was solely responsible for a majority of the Technology sector’s negative relative performance due to the Fund’s relative underweight position).

On an individual position basis, the most significant positive contributors to absolute return were chip maker NVIDIA (NVDA), up 225.7% during the period, aerospace engine lessor FTAI Aviation (FTAI), up 152.2% during the period, and surgical device manufacturer Intuitive Surgical (ISRG), up 92.1% during the period. HCM software provider Paylocity (PCTY), down (-13.5%) during the period, Adobe (ADBE), down (-10.1%) during the period, and semiconductor company Marvell Technology (MRVL), down (-2.6%) during the period, were the largest individual detractors from absolute performance.

We remain committed to our strategy of investing in high-quality, open-ended growth companies at reasonable valuations.

How did the Fund perform during the last 10 years?

Total Return Based on $250,000 Investment

	CIBC Atlas All Cap Growth Fund, Institutional Class Shares - $910780	Russell 3000 Index (USD)* - $807441	Russell 3000 Growth Index (USD) - $1071376
Oct/14	$250000	$250000	$250000
Oct/15	$268634	$261225	$271794
Oct/16	$260257	$272309	$277442
Oct/17	$335869	$337607	$360125
Oct/18	$385078	$359875	$396852
Oct/19	$456361	$408421	$461686
Oct/20	$559989	$449868	$591885
Oct/21	$769152	$647357	$845293
Oct/22	$569085	$540428	$636731
Oct/23	$613370	$585717	$747010
Oct/24	$910780	$807441	$1071376

The line graph represents historical performance of a hypothetical investment of $250,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 1-855-328-3863 for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
CIBC Atlas All Cap Growth Fund, Institutional Class Shares	48.49%	14.82%	13.80%
Russell 3000 Index (USD)Footnote Reference*	37.86%	14.60%	12.44%
Russell 3000 Growth Index (USD)	43.42%	18.34%	15.66%

Other Information

On February 12, 2018, the Geneva Advisors All Cap Growth Fund (the "All Cap Growth Predecessor Fund") was reorganized into The Advisors' Inner Circle Fund AT All Cap Growth Fund (the "AT All Cap Growth Fund"). Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the All Cap Growth Predecessor Fund. Inception date of the All Cap Growth Predecessor Fund was September 28, 2007. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund.

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31.

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$311,548,416	40	$2,198,584	46%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Information Technology
32.3%
Financials
19.3%
Industrials
17.2%
Consumer Discretionary
12.5%
Health Care
8.5%
Communication Services
6.5%
Cash Equivalent
1.8%
Materials
1.7%

Value	Value
Materials	1.7%
Cash Equivalent	1.8%
Communication Services	6.5%
Health Care	8.5%
Consumer Discretionary	12.5%
Industrials	17.2%
Financials	19.3%
Information Technology	32.3%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
FTAI Aviation	5.5%
NVIDIA	4.9%
Amazon.com	4.5%
Palo Alto Networks	4.1%
Meta Platforms, Cl A	4.1%
Intuitive Surgical	4.0%
Mastercard, Cl A	3.9%
Eli Lilly	3.7%
MercadoLibre	3.7%
Monolithic Power Systems	3.4%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-328-3863

  https://private-wealth.us.cibc.com/cibc-atlas-funds

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-328-3863 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

CIBC Atlas All Cap Growth Fund / Institutional Class Shares - AWGIX

Annual Shareholder Report: October 31, 2024

ATF-AR-TSR-2024-1

The Advisors' Inner Circle Fund

CIBC Atlas Equity Income Fund

Institutional Class Shares - AWYIX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Institutional Class Shares of the CIBC Atlas Equity Income Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://private-wealth.us.cibc.com/cibc-atlas-funds. You can also request this information by contacting us at 1-855-328-3863.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
CIBC Atlas Equity Income Fund, Institutional Class Shares	$106	0.89%

How did the Fund perform in the last year?

The Russell 1000 Index (USD) returned 38.07% over the year period ending October 31, 2024. The CIBC Atlas Equity Income Fund returned 37.70% during the same period, narrowly underperforming the Russell 1000 Index (USD) benchmark. The Industrials, Financials, and Consumer Discretionary sectors contributed positively to the Fund’s relative return, while the Health Care, Communication Services and Information Technology sectors contributed negatively to the Fund’s relative performance.

Positive contributions from the Financials and Consumer Discretionary sectors were driven by a combination of stock selection and sector allocation, while the contribution from the Industrials sector was almost entirely driven by stock selection.

Information Technology was the largest detractor among the sectors, driven by negative impact from stock selection. As was the case last year, the Fund’s relative performance was hindered by underweight exposure to large-cap technology names (Nvidia Corp., not held in the strategy, was solely responsible for a majority of the Technology sector’s negative relative performance).

On an individual position basis, the most significant positive contributors to relative return were aerospace engine lessor FTAI Aviation (FTAI), up 264.4% during the period, records management firm Iron Mountain (IRM), up 116.1% during the period, and alternative asset manager Blackstone (BX), up 86.3% during the period. Managed care provider Elevance Health (ELV), down (-8.7%) during the period, utility Xcel Energy, down (-7.6%) during the period, and temporary staffing firm Robert Half (RHI), down (-6.3%) during the period, were the largest individual detractors from absolute performance.

We remain committed to our strategy of investing in high-quality companies that are actively growing their dividend.

How did the Fund perform during the last 10 years?

Total Return Based on $250,000 Investment

	CIBC Atlas Equity Income Fund, Institutional Class Shares - $692346	Russell 1000 Index (USD) - $835528
Aug/15	$236440	$250989
Aug/16	$245206	$280338
Aug/17	$289053	$325636
Aug/18	$334959	$390170
Oct/18	$317573	$363937
Oct/19	$384076	$415442
Oct/20	$397329	$460584
Oct/21	$578374	$660991
Oct/22	$508031	$552732
Oct/23	$502809	$605153
Oct/24	$692346	$835528

The line graph represents historical performance of a hypothetical investment of $250,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 1-855-328-3863 for current month-end performance.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	10 Years
CIBC Atlas Equity Income Fund, Institutional Class Shares	37.70%	12.51%	10.91%
Russell 1000 Index (USD)	38.07%	15.00%	12.75%

Other Information

On February 12, 2018, the Geneva Advisors Equity Income Fund (the "Equity Income Predecessor Fund") was reorganized into The Advisors' Inner Circle Fund AT Equity Income Fund (the "AT Equity Income Fund"). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. Inception date of the Equity Income Predecessor Fund was April 30, 2010. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund.

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31.

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$355,571,396	44	$2,580,581	17%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Financials
21.1%
Health Care
17.9%
Industrials
14.3%
Information Technology
13.2%
Real Estate
11.2%
Energy
9.4%
Utilities
5.1%
Cash Equivalent
3.1%
Consumer Discretionary
3.1%
Communication Services
1.2%

Value	Value
Communication Services	1.2%
Consumer Discretionary	3.1%
Cash Equivalent	3.1%
Utilities	5.1%
Energy	9.4%
Real Estate	11.2%
Information Technology	13.2%
Industrials	14.3%
Health Care	17.9%
Financials	21.1%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Blackstone, Cl A	4.8%
FTAI Aviation	4.8%
Microsoft	4.5%
Enterprise Products Partners	4.4%
Eli Lilly	4.3%
ONEOK	3.6%
AstraZeneca PLC ADR	3.4%
L3Harris Technologies	3.2%
Abbott Laboratories	3.1%
Parker-Hannifin	3.0%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-328-3863

  https://private-wealth.us.cibc.com/cibc-atlas-funds

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-328-3863 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

CIBC Atlas Equity Income Fund / Institutional Class Shares - AWYIX

Annual Shareholder Report: October 31, 2024

ATF-AR-TSR-2024-3

The Advisors' Inner Circle Fund

CIBC Atlas International Growth Fund

Institutional Class Shares - AWWIX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about Institutional Class Shares of the CIBC Atlas International Growth Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://private-wealth.us.cibc.com/cibc-atlas-funds. You can also request this information by contacting us at 1-855-328-3863.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
CIBC Atlas International Growth Fund, Institutional Class Shares	$101	0.92%

How did the Fund perform in the last year?

The CIBC Atlas International Growth Fund returned 18.89% for the one year period ended October 31, 2024 vs the MSCI ACWI ex-USA Index (Gross) (USD) which returned 24.98%, underperforming by 6.09%. On a sector basis, Financials, Industrials, and Consumer Staples were the largest detractors while Consumer Discretionary, Materials, and Communication Services helped performance. Stock selection was the largest contributor to the strategy underperformance with only a small impact from allocation among sectors. On a regional basis, Europe was the largest negative contributor, followed by Japan. South America and the Middle East were the best performing regions. Regional allocation represented approximately one third of the strategy underperformance. On a contribution basis, our top performing stocks for the period were Taiwan Semiconductor Mfg, Kawasaki Heavy Industries, and Mercado Libre, Inc. Our worst performing positions were Yum China Holdings, Inc, Edenred SA, and Diageo Plc. During the twelve months, we initiated new positions in Kawasaki Heavy, Edenred, Henkel AG, Trip.com and Suzuki Motor. We exited positions in Nidec Corp, Reckitt Benckiser, Sysmex, Yum China, and Woodside Energy. While we are not pleased with this relative underperformance, we maintain high confidence in our holdings and portfolio structure as we move into fiscal 2025 given attractive quality and growth characteristics and attractive valuations.

How did the Fund perform since inception?

Total Return Based on $250,000 Investment

	CIBC Atlas International Growth Fund, Institutional Class Shares - $345314	MSCI ACWI ex-USA Index (Gross) (USD) - $366092
May/19	$250000	$250000
Oct/19	$259500	$269804
Oct/20	$266789	$263909
Oct/21	$334711	$343675
Oct/22	$252078	$259990
Oct/23	$290455	$292912
Oct/24	$345314	$366092

Since its inception on May 31, 2019. The line graph represents historical performance of a hypothetical investment of $250,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-855-328-3863 for current month-end performance.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
CIBC Atlas International Growth Fund, Institutional Class Shares	18.89%	5.88%	6.13%
MSCI ACWI ex-USA Index (Gross) (USD)	24.98%	6.29%	7.28%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$614,146,725	51	$4,820,861	12%

What did the Fund invest in?

Country WeightingsFootnote Reference*

Value	Value
Other Countries	18.2%
Australia	2.3%
Singapore	2.7%
India	3.0%
Taiwan	3.0%
Canada	3.4%
Spain	5.6%
France	6.3%
China	7.3%
Switzerland	7.6%
Germany	8.0%
Japan	12.4%
United Kingdom	19.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Banco Santander	3.7%
Shell PLC	3.3%
London Stock Exchange Group PLC	3.3%
Taiwan Semiconductor Manufacturing ADR	3.0%
HDFC Bank ADR	3.0%
Tencent Holdings	2.7%
DBS Group Holdings	2.7%
Kawasaki Heavy Industries	2.5%
Heidelberg Materials	2.4%
Siemens	2.4%
Footnote	Description
Footnote(A)	Cash Equivalents are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-855-328-3863

  https://private-wealth.us.cibc.com/cibc-atlas-funds

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-328-3863 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund

CIBC Atlas International Growth Fund / Institutional Class Shares - AWWIX

Annual Shareholder Report: October 31, 2024

ATF-AR-TSR-2024-5

(b) Not applicable.

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$91,274	None	None	$72,710	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	$115,395(2)
(d)	All Other Fees	None	None	None	None	None	$47,411(3)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$539,063	None	None	$550,800	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Cohen & Co. (“Cohen”) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$43,700	None	None	$61,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to service affiliates of the funds.

(3)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2024	2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2024	2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (Cohen):

	2024	2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $162,806 for 2024 and 2023, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2024 and 2023, respectively.

(g) The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2024 and 2023, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b) Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

CIBC Atlas Funds

Annual Financials and Other Information

OCTOBER 31, 2024

CIBC Private Wealth Advisors, Inc.

CIBC Atlas Disciplined Equity Fund

AWEIX

CIBC Atlas Mid Cap Equity Fund

AWMIX

CIBC Atlas Income Opportunities Fund
AWIIX

CIBC Atlas All Cap Growth Fund

AWGIX

CIBC Atlas Equity Income Fund

AWYIX

CIBC Atlas International Growth Fund
AWWIX

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2024

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)
Schedules of Investments
CIBC Atlas Disciplined Equity Fund	1
CIBC Atlas Mid Cap Equity Fund	4
CIBC Atlas Income Opportunities Fund	7
CIBC Atlas All Cap Growth Fund	14
CIBC Atlas Equity Income Fund	16
CIBC Atlas International Growth Fund	19
Statements of Assets and Liabilities	24
Statements of Operations	26
Statements of Changes in Net Assets	28
Financial Highlights	34
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	68
Notice to Shareholders (Unaudited)	70
Renewal of Investment Advisory Agreement (Form N-CSR Item 11) (Unaudited)	72

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
DISCIPLINED EQUITY FUND
OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS

COMMON STOCK** — 99.8%	Shares	Value
COMMUNICATION SERVICES — 9.9%
Alphabet, Cl A	347,369	$59,438,309
Alphabet, Cl C	344,167	59,434,199
Meta Platforms, Cl A	33,388	18,950,361
T-Mobile US	61,786	13,788,164
Walt Disney	238,413	22,935,331
		174,546,364

CONSUMER DISCRETIONARY — 10.4%
Amazon.com *	570,852	106,406,813
Home Depot	63,072	24,834,600
McDonald's	79,016	23,081,363
O'Reilly Automotive *	8,578	9,891,635
TJX	174,533	19,727,465
		183,941,876

CONSUMER STAPLES — 3.1%
Mondelez International, Cl A	218,602	14,969,865
Monster Beverage *	351,238	18,503,218
PepsiCo	127,078	21,105,114
		54,578,197

ENERGY — 4.0%
Cheniere Energy	32,698	6,257,743
Chevron	97,352	14,487,925
ConocoPhillips	162,297	17,778,013
Exxon Mobil	272,877	31,866,576
		70,390,257

FINANCIALS — 16.3%
BlackRock Funding	18,438	18,088,231
Blackstone, Cl A	190,820	32,010,055
CME Group, Cl A	79,712	17,963,896
Fidelity National Information Services	245,335	22,013,910
Fiserv *	152,633	30,206,071
Intercontinental Exchange	181,417	28,277,468
JPMorgan Chase	125,998	27,961,476
PNC Financial Services Group	94,740	17,836,700
S&P Global	37,829	18,171,538
US Bancorp	377,707	18,247,025
Visa, Cl A	196,316	56,902,193
		287,678,563

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
DISCIPLINED EQUITY FUND
OCTOBER 31, 2024

COMMON STOCK** (continued)	Shares	Value
HEALTH CARE — 12.2%
Abbott Laboratories	202,755	$22,986,334
AstraZeneca PLC ADR	457,451	32,547,638
Danaher	93,167	22,887,405
Edwards Lifesciences *	181,385	12,154,609
IQVIA Holdings *	109,012	22,436,850
Stryker	43,740	15,583,687
Thermo Fisher Scientific	40,210	21,967,527
UnitedHealth Group	97,939	55,286,566
Zoetis, Cl A	60,675	10,847,477
		216,698,093

INDUSTRIALS — 6.4%
Automatic Data Processing	46,093	13,331,939
Honeywell International	127,236	26,169,901
Otis Worldwide	228,199	22,409,142
RTX	218,420	26,426,636
Union Pacific	108,431	25,163,582
		113,501,200

INFORMATION TECHNOLOGY — 31.2%
Adobe *	63,534	30,374,335
Analog Devices	74,171	16,548,292
Apple	418,903	94,634,377
Cisco Systems	510,617	27,966,493
Microsoft	340,435	138,335,762
NVIDIA	828,585	110,002,944
QUALCOMM	182,885	29,768,191
Roper Technologies	38,774	20,849,943
Salesforce	140,558	40,954,385
TE Connectivity	184,577	27,210,341
Workday, Cl A *	55,968	13,088,117
		549,733,180

MATERIALS — 2.6%
Linde PLC	54,026	24,643,960
Martin Marietta Materials	34,201	20,258,620
		44,902,580

REAL ESTATE — 2.1%
American Tower, Cl A ‡	86,800	18,535,272
Prologis ‡	67,910	7,669,756
VICI Properties, Cl A ‡	350,195	11,122,193
		37,327,221

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
DISCIPLINED EQUITY FUND
OCTOBER 31, 2024

COMMON STOCK** (continued)	Shares	Value
UTILITIES — 1.6%
NextEra Energy	266,823	$21,145,723
WEC Energy Group	77,396	7,393,640
		28,539,363

TOTAL COMMON STOCK
(Cost $766,385,817)		1,761,836,894

CASH EQUIVALENT — 0.2%
First American Government Obligations Fund, Cl X, 4.780% (A)	3,600,725	3,600,725

TOTAL CASH EQUIVALENT
(Cost $3,600,725)		3,600,725

TOTAL INVESTMENTS — 100.0%
(Cost $769,986,542)		$1,765,437,619

Percentages are based on Net Assets of $1,764,883,671.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2024.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2024, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
MID CAP EQUITY FUND
OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.6%	Shares	Value
COMMUNICATION SERVICES — 4.5%
Live Nation Entertainment *	46,129	$5,403,551
Pinterest, Cl A *	334,119	10,621,643
Trade Desk, Cl A *	194,200	23,344,782
		39,369,976

CONSUMER DISCRETIONARY — 14.1%
Academy Sports & Outdoors	75,772	3,853,764
Aptiv PLC *	68,868	3,913,768
AutoZone *	6,100	18,354,900
Chipotle Mexican Grill, Cl A *	214,800	11,979,396
Domino’s Pizza	17,338	7,173,251
DraftKings, Cl A *	311,406	10,998,860
Floor & Decor Holdings, Cl A *	61,211	6,307,794
Marriott International, Cl A	56,161	14,602,983
Ross Stores	125,075	17,475,479
Tractor Supply	61,561	16,345,061
Ulta Beauty *	18,271	6,741,634
Valvoline *	159,611	6,429,131
		124,176,021

CONSUMER STAPLES — 4.9%
Monster Beverage *	189,390	9,977,065
Sprouts Farmers Market *	156,493	20,098,396
US Foods Holding *	212,489	13,099,947
		43,175,408

ENERGY — 3.2%
Cheniere Energy	93,945	17,979,194
Diamondback Energy	58,260	10,298,620
		28,277,814

FINANCIALS — 12.2%
Ameriprise Financial	57,558	29,371,848
Ares Management, Cl A	133,474	22,380,920
Arthur J Gallagher	33,114	9,311,657
Corpay *	54,083	17,832,247
MSCI, Cl A	16,987	9,702,974
Tradeweb Markets, Cl A	149,111	18,937,097
		107,536,743

HEALTH CARE — 12.7%
Align Technology *	48,479	9,939,649
Alnylam Pharmaceuticals *	64,248	17,127,874

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
MID CAP EQUITY FUND
OCTOBER 31, 2024

COMMON STOCK (continued)	Shares	Value
HEALTH CARE (continued)
Avantor *	203,791	$4,558,805
Bio-Rad Laboratories, Cl A *	12,690	4,545,431
Cencora	89,959	20,517,849
Dexcom *	124,144	8,749,669
GE HealthCare Technologies	50,353	4,398,335
Globus Medical, Cl A *	42,565	3,130,230
ICON PLC *	14,897	3,308,773
IDEXX Laboratories *	17,603	7,163,013
Revvity	91,202	10,815,645
Veeva Systems, Cl A *	83,900	17,520,837
		111,776,110

INDUSTRIALS — 20.5%
AMETEK	73,325	13,443,405
Cintas	63,168	13,000,606
Copart *	241,135	12,411,218
Curtiss-Wright	14,054	4,848,068
Howmet Aerospace	211,198	21,060,665
Hubbell, Cl B	33,564	14,332,835
IDEX	46,036	9,881,167
Ingersoll Rand	141,823	13,615,008
Masco	115,726	9,247,665
Oshkosh	52,746	5,392,751
Pentair PLC	56,660	5,616,139
Regal Rexnord	51,161	8,520,353
Saia *	21,164	10,340,942
TransUnion	118,675	12,021,778
Waste Connections	83,071	14,682,799
WESCO International	35,466	6,808,408
Zurn Elkay Water Solutions	160,721	5,802,028
		181,025,835

INFORMATION TECHNOLOGY — 23.4%
Amphenol, Cl A	273,082	18,301,956
ANSYS *	18,395	5,893,942
Cadence Design Systems *	70,897	19,576,080
Crowdstrike Holdings, Cl A *	23,359	6,934,586
CyberArk Software *	35,473	9,808,994
Datadog, Cl A *	173,109	21,714,793
Entegris	113,605	11,895,579
HubSpot *	38,402	21,305,045
Keysight Technologies *	63,596	9,476,440
Marvell Technology	143,159	11,468,467

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
MID CAP EQUITY FUND
OCTOBER 31, 2024

COMMON STOCK (continued)	Shares	Value
INFORMATION TECHNOLOGY (continued)
Microchip Technology	120,003	$8,804,620
Monday.com *	47,702	14,018,187
MongoDB, Cl A *	21,770	5,886,608
Monolithic Power Systems	19,242	14,610,451
Procore Technologies *	43,968	2,886,499
Roper Technologies	22,931	12,330,687
Zscaler *	61,115	11,048,981
		205,961,915

MATERIALS — 1.8%
Arcadium Lithium PLC *	537,074	2,894,829
Berry Global Group	117,792	8,298,447
FMC	77,895	5,062,396
		16,255,672

REAL ESTATE — 1.3%
CoStar Group *	81,075	5,901,449
SBA Communications, Cl A ‡	23,915	5,487,775
		11,389,224

TOTAL COMMON STOCK
(Cost $542,211,626)		868,944,718

CASH EQUIVALENT — 1.4%
First American Government Obligations Fund, Cl X, 4.780% (A)	12,384,727	12,384,727

TOTAL CASH EQUIVALENT
(Cost $12,384,727)		12,384,727

TOTAL INVESTMENTS — 100.0%
(Cost $554,596,353)		$881,329,445

Percentages are based on Net Assets of $881,481,488.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2024.

Cl — Class

PLC — Public Limited Company

As of October 31, 2024, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS

COMMON STOCK — 61.0%	Shares	Value
COMMUNICATION SERVICES — 0.5%
Walt Disney (A)	37,500	$3,607,500

CONSUMER DISCRETIONARY — 5.1%
Amazon.com * (A)	64,300	11,985,520
Home Depot	26,078	10,268,213
McDonald's	12,200	3,563,742
Service International	76,053	6,209,727
Vail Resorts	23,462	3,887,419
		35,914,621

CONSUMER STAPLES — 2.9%
PepsiCo	59,116	9,817,985
Procter & Gamble	64,124	10,592,002
		20,409,987

ENERGY — 2.5%
Cheniere Energy	28,829	5,517,294
Chevron	53,479	7,958,745
EQT (A)	100,000	3,654,000
		17,130,039

FINANCIALS — 13.2%
Ares Capital	318,623	6,735,690
Ares Management, Cl A	67,516	11,321,083
Blue Owl Capital, Cl A	587,892	13,145,265
CME Group, Cl A	28,572	6,438,986
Fidelity National Information Services	64,500	5,787,585
HA Sustainable Infrastructure Capital (A)	128,594	4,499,504
JPMorgan Chase	60,176	13,354,258
S&P Global	15,575	7,481,607
US Bancorp	187,914	9,078,125
Visa, Cl A	50,815	14,728,728
		92,570,831

HEALTH CARE — 6.5%
Abbott Laboratories	90,125	10,217,471
Johnson & Johnson	64,662	10,336,867
Novartis ADR	70,412	7,632,661
UnitedHealth Group	30,060	16,968,870
		45,155,869

INDUSTRIALS — 6.9%
Automatic Data Processing	18,084	5,230,616

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2024

COMMON STOCK (continued)	Shares	Value
INDUSTRIALS (continued)
IDEX	25,331	$5,437,046
Lockheed Martin	15,374	8,394,973
Republic Services, Cl A	50,461	9,991,278
Rollins	73,250	3,453,005
Union Pacific	42,762	9,923,777
United Parcel Service, Cl B	43,459	5,826,113
		48,256,808

INFORMATION TECHNOLOGY — 16.2%
Apple	137,484	31,059,011
Broadcom (A)	87,230	14,809,037
Cisco Systems	134,759	7,380,750
Microchip Technology	104,856	7,693,285
Microsoft (A)	93,896	38,154,640
QUALCOMM	65,129	10,601,047
Workday, Cl A * (A)	14,700	3,437,595
		113,135,365

MATERIALS — 1.9%
Linde PLC	21,414	9,767,996
Sherwin-Williams	10,631	3,814,084
		13,582,080

REAL ESTATE — 2.4%
Invitation Homes ‡	120,836	3,795,459
Prologis ‡	53,383	6,029,076
VICI Properties, Cl A ‡	215,759	6,852,506
		16,677,041

UTILITIES — 2.9%
American Water Works	25,564	3,530,644
Brookfield Infrastructure, Cl A	200,581	8,239,868
NextEra Energy	108,521	8,600,289
		20,370,801

TOTAL COMMON STOCK
(Cost $223,318,060)		426,810,942

CORPORATE OBLIGATIONS — 17.4%	Face Amount
COMMUNICATION SERVICES — 1.5%
Comcast
2.937%, 11/01/56	$6,111,000	3,775,871
T-Mobile USA
3.500%, 04/15/31	5,000,000	4,584,740

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2024

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
COMMUNICATION SERVICES (continued)
Verizon Communications
2.355%, 03/15/32	$2,441,000	$2,035,171
		10,395,782

CONSUMER DISCRETIONARY — 2.3%
Ford Motor Credit
7.350%, 11/04/27	4,000,000	4,201,439
6.950%, 03/06/26	2,000,000	2,039,335
General Motors
6.800%, 10/01/27	3,500,000	3,669,932
Meritage Homes
3.875%, 04/15/29(B)	7,000,000	6,535,183
		16,445,889

ENERGY — 1.7%
Cheniere Energy Partners
4.500%, 10/01/29	5,000,000	4,814,051
DCP Midstream Operating
6.750%, 09/15/37(B)	1,500,000	1,598,954
Energy Transfer
5.550%, 05/15/34	2,952,000	2,964,254
Kinder Morgan MTN
7.800%, 08/01/31	1,400,000	1,599,374
Sabine Pass Liquefaction
5.625%, 03/01/25	648,000	648,332
		11,624,965

FINANCIALS — 6.8%
Ally Financial
2.200%, 11/02/28	6,000,000	5,331,646
Ares Capital
5.875%, 03/01/29	4,000,000	4,029,030
3.875%, 01/15/26	1,000,000	983,198
Bank of America
6.300%, TSFR3M + 4.815%(C)(D)	5,000,000	5,067,555
3.950%, 04/21/25	5,750,000	5,723,905
Citigroup
3.875%, H15T5Y + 3.417%(C)(D)	4,500,000	4,349,069
Goldman Sachs Group MTN
6.629%, TSFR3M + 2.012%, 10/28/27(C)	3,000,000	3,072,300
Morgan Stanley MTN
5.250%, SOFRRATE + 1.870%, 04/21/34(C)	4,000,000	4,005,950
OneMain Finance
3.500%, 01/15/27	3,000,000	2,863,136

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2024

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
FINANCIALS (continued)
Wells Fargo
5.875%(C)(D)	$7,500,000	$7,482,451
Western Union
2.850%, 01/10/25	4,500,000	4,479,428
		47,387,668

HEALTH CARE — 0.8%
AbbVie
4.250%, 11/21/49	3,500,000	2,972,069
HCA
5.375%, 02/01/25	3,050,000	3,050,140
		6,022,209

INDUSTRIALS — 1.1%
AerCap Ireland Capital DAC
3.000%, 10/29/28	2,000,000	1,856,544
Northrop Grumman
4.030%, 10/15/47	3,000,000	2,441,451
Quanta Services
2.900%, 10/01/30	3,750,000	3,373,994
		7,671,989

INFORMATION TECHNOLOGY — 1.8%
Apple
3.850%, 08/04/46	3,000,000	2,490,157
Broadcom
3.469%, 04/15/34(B)	2,500,000	2,181,824
CommScope Technologies
6.000%, 06/15/25(B)	1,734,000	1,699,320
Kyndryl Holdings
2.050%, 10/15/26	1,000,000	946,964
Oracle
6.150%, 11/09/29	3,000,000	3,173,764
5.550%, 02/06/53	2,000,000	1,953,850
		12,445,879

MATERIALS — 0.3%
NOVA Chemicals
5.000%, 05/01/25(B)	2,000,000	1,991,445

REAL ESTATE — 0.7%
Boston Properties
2.750%, 10/01/26	1,000,000	958,484

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2024

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
REAL ESTATE (continued)
VICI Properties
5.125%, 05/15/32	$4,000,000	$3,917,194
		4,875,678

UTILITIES — 0.4%
Duke Energy
6.450%, H15T5Y + 2.588%, 09/01/54(C)	3,000,000	3,049,116

TOTAL CORPORATE OBLIGATIONS
(Cost $128,467,908)		121,910,620

U.S. TREASURY OBLIGATIONS — 11.0%
U.S. Treasury Bonds
4.375%, 05/15/41	15,000,000	14,842,383
4.125%, 08/15/53	21,500,000	20,203,281
3.875%, 05/15/43	18,500,000	16,870,410
		51,916,074

U.S. Treasury Inflation Indexed Notes
0.500%, 01/15/28	12,762,000	12,239,381

U.S. Treasury Notes
2.000%, 08/15/25	13,000,000	12,760,719

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $75,676,528)		76,916,174

MORTGAGE-BACKED SECURITIES — 6.5%
AGENCY MORTGAGE-BACKED OBLIGATIONS — 6.5%
FHLMC
6.000%, 09/01/53	10,790,426	10,860,723
5.000%, 03/01/38	7,436,842	7,429,127
1.500%, 06/01/31	5,304,622	4,897,982
FNMA
6.000%, 01/01/53	4,311,847	4,339,891
6.000%, 07/01/53	6,924,949	7,089,286
4.500%, 07/01/52	11,563,597	10,989,709

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $46,023,359)		45,606,718

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2024

EXCHANGE-TRADED FUND — 2.0%	Shares	Value
Invesco Senior Loan ETF	665,000	$13,958,350

TOTAL EXCHANGE-TRADED FUND
(Cost $13,971,783)		13,958,350

PREFERRED STOCK — 0.3%
FINANCIALS — 0.3%
Wells Fargo, 7.500%	1,700	2,099,296

TOTAL PREFERRED STOCK
(Cost $2,066,538)		2,099,296

CASH EQUIVALENT — 2.0%
First American Government Obligations Fund, Cl X, 4.780% (A)(E)	13,951,157	13,951,157
TOTAL CASH EQUIVALENT
(Cost $13,951,157)		13,951,157

TOTAL INVESTMENTS — 100.2%
(Cost $503,475,333)		$701,253,257

WRITTEN OPTIONS — (0.0%)	Value
TOTAL WRITTEN OPTIONS — 0.0%
(Premiums Received $426,009)	$(288,712)

A list of the exchange traded option contracts held by the Fund at October 31, 2024, is as follows:

Description	Contracts	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.0%)
Call Options
Amazon.com*	(643)	$(11,985,520)	$215	12/20/24	$(136,959)
Broadcom*	(218)	(3,700,986)	200	11/15/24	(7,848)
EQT*	(1,000)	(3,654,000)	40	11/15/24	(27,000)
HA Sustainable Infrastructure Capital*	(700)	(2,449,300)	40	11/15/24	(17,500)
Microsoft*	(140)	(5,688,900)	450	11/15/24	(5,460)
Walt Disney*	(375)	(3,607,500)	105	11/15/24	(48,375)
Workday*	(147)	(3,437,595)	280	12/20/24	(45,570)
Total Written Options		$(34,523,801)			$(288,712)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2024

Percentages are based on Net Assets of $699,817,832.

*	Non-income producing security.

‡	Real Estate Investment Trust

(A)	Security, or portion thereof, has been pledged as collateral on written equity options.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." The total value of such securities as of October 31, 2024 was $14,006,726 which represents 2.0% of Net Assets.

(C)	Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Perpetual security with no stated maturity date.

(E)	The rate reported is the 7-day effective yield as of October 31, 2024.

ADR — American Depositary Receipt

Cl — Class

DAC — Designated Activity Company

ETF — Exchange Traded Fund

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

H15T5Y — U.S. Treasury Yield Curve Rate Treasury Note Constant Maturity 5 Year

MTN — Medium Term Note

PLC — Public Limited Company

SOFRRATE— Secured Overnight Financing Rate

TSFR3M — Term Secured Overnight Financing Rate 3 Month

The following is a summary of the level of inputs used as of October 31, 2024, in valuing the Fund's investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$426,810,942	$—	$—	$426,810,942
Corporate Obligations	—	121,910,620	—	121,910,620
U.S. Treasury Obligations	—	76,916,174	—	76,916,174
Mortgage-Backed Securities	—	45,606,718	—	45,606,718
Exchange-Traded Fund	13,958,350	—	—	13,958,350
Preferred Stock	2,099,296	—	—	2,099,296
Cash Equivalent	13,951,157	—	—	13,951,157
Total Investments in Securities	$456,819,745	$244,433,512	$—	$701,253,257

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	$(288,712)	$—	$—	$(288,712)
Total Other Financial Instruments	$(288,712)	$—	$—	$(288,712)

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
ALL CAP GROWTH FUND
OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS

COMMON STOCK** — 98.0%	Shares	Value
COMMUNICATION SERVICES — 6.5%
Meta Platforms, Cl A	22,489	$12,764,307
Netflix *	9,853	7,449,163
		20,213,470

CONSUMER DISCRETIONARY — 12.5%
Amazon.com *	75,499	14,073,013
Chipotle Mexican Grill, Cl A *	146,473	8,168,799
MercadoLibre *	5,644	11,497,844
Toll Brothers	34,881	5,107,974
		38,847,630

FINANCIALS — 19.3%
Ares Management, Cl A	40,379	6,770,751
Blackstone, Cl A	22,842	3,831,745
Brown & Brown	80,114	8,383,129
Kinsale Capital Group	12,126	5,191,262
Mastercard, Cl A	24,347	12,163,518
Ryan Specialty Holdings, Cl A	55,569	3,660,330
S&P Global	20,548	9,870,437
Shift4 Payments, Cl A *	55,199	4,992,197
StepStone Group, Cl A	91,144	5,480,489
		60,343,858

HEALTH CARE — 8.5%
Eli Lilly	14,073	11,676,931
IDEXX Laboratories *	5,888	2,395,945
Intuitive Surgical *	24,487	12,337,530
		26,410,406

INDUSTRIALS — 17.2%
Axon Enterprise *	5,850	2,477,475
Cintas	35,288	7,262,623
FTAI Aviation	126,534	17,011,231
General Electric	13,403	2,302,367
Howmet Aerospace	81,984	8,175,445
TransDigm Group	7,960	10,366,308
United Rentals	3,714	3,018,739
Vertiv Holdings, Cl A	26,688	2,916,732
		53,530,920

INFORMATION TECHNOLOGY — 32.3%
Advanced Micro Devices *	50,269	7,242,255
Amphenol, Cl A	113,168	7,584,519

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
ALL CAP GROWTH FUND
OCTOBER 31, 2024

COMMON STOCK** (continued)	Shares	Value
INFORMATION TECHNOLOGY (continued)
Fair Isaac *	3,964	$7,900,688
Gartner *	10,542	5,297,355
Intuit	8,205	5,007,512
Microsoft	22,850	9,285,097
Monday.com *	24,472	7,191,587
Monolithic Power Systems	13,949	10,591,476
NVIDIA	114,144	15,153,757
Palo Alto Networks *	35,534	12,803,966
Workday, Cl A *	10,368	2,424,557
Zeta Global Holdings, Cl A *	365,125	10,106,660
		100,589,429

MATERIALS — 1.7%
Sherwin-Williams	15,071	5,407,023

TOTAL COMMON STOCK
(Cost $169,882,617)		305,342,736

CASH EQUIVALENT — 1.8%
First American Government Obligations Fund, Cl X, 4.780% (A)	5,666,772	5,666,772

TOTAL CASH EQUIVALENT
(Cost $5,666,772)		5,666,772

TOTAL INVESTMENTS — 99.8%
(Cost $175,549,389)		$311,009,508

Percentages are based on Net Assets of $311,548,416.

*	Non-income producing security.

**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.

(A)	The rate reported is the 7-day effective yield as of October 31, 2024.

Cl — Class

As of October 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
EQUITY INCOME FUND
OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.5%	Shares	Value
COMMUNICATION SERVICES — 1.2%
Comcast, Cl A	98,180	$4,287,521

CONSUMER DISCRETIONARY — 3.1%
Dick's Sporting Goods	31,033	6,074,710
TJX	44,201	4,996,039
		11,070,749

ENERGY — 9.4%
Enterprise Products Partners	543,549	15,578,114
ONEOK	130,713	12,663,476
Targa Resources	30,225	5,046,366
		33,287,956

FINANCIALS — 21.1%
Ameriprise Financial	10,051	5,129,025
Ares Management, Cl A	44,179	7,407,935
Blackstone, Cl A	101,023	16,946,608
Blue Owl Capital, Cl A	206,407	4,615,260
Brookfield	157,953	8,371,509
Brookfield Asset Management, Cl A	41,092	2,179,520
Charles Schwab	112,973	8,001,878
CME Group, Cl A	41,834	9,427,710
Goldman Sachs Group	6,984	3,616,246
JPMorgan Chase	41,510	9,211,899
		74,907,590

HEALTH CARE — 17.9%
Abbott Laboratories	97,283	11,028,974
AbbVie	37,073	7,558,072
AstraZeneca PLC ADR	171,914	12,231,681
Cardinal Health	35,793	3,884,256
Elevance Health	23,658	9,599,470
Eli Lilly	18,299	15,183,412
Merck	41,949	4,292,222
		63,778,087

INDUSTRIALS — 14.3%
Broadridge Financial Solutions	34,068	7,183,578
FTAI Aviation	125,907	16,926,937
L3Harris Technologies	46,243	11,443,755
Parker-Hannifin	16,966	10,757,632

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
EQUITY INCOME FUND
OCTOBER 31, 2024

COMMON STOCK (continued)	Shares	Value
INDUSTRIALS (continued)
TransDigm Group	3,525	$4,590,608
		50,902,510

INFORMATION TECHNOLOGY — 13.2%
Accenture PLC, Cl A	6,062	2,090,299
Apple	44,288	10,005,102
Dell Technologies, Cl C	49,586	6,130,317
International Business Machines	30,345	6,272,918
Microchip Technology	48,365	3,548,540
Microsoft	39,234	15,942,736
Texas Instruments	14,242	2,893,405
		46,883,317

REAL ESTATE — 11.2%
American Tower, Cl A ‡	28,811	6,152,301
Equinix ‡	11,122	10,099,666
Iron Mountain ‡	83,755	10,363,006
Prologis ‡	43,577	4,921,586
VICI Properties, Cl A ‡	262,506	8,337,191
		39,873,750

UTILITIES — 5.1%
Brookfield Infrastructure Partners	109,577	3,751,916
Brookfield Renewable Partners	224,048	5,749,072
NextEra Energy	108,589	8,605,678
		18,106,666

TOTAL COMMON STOCK
(Cost $197,705,058)		343,098,146

CASH EQUIVALENT — 3.1%
First American Government Obligations Fund, Cl X, 4.780% (A)	11,073,291	11,073,291

TOTAL CASH EQUIVALENT
(Cost $11,073,291)		11,073,291

TOTAL INVESTMENTS — 99.6%
(Cost $208,778,349)		$354,171,437

Percentages are based on Net Assets of $355,571,396.

‡	Real Estate Investment Trust

(A)	The rate reported is the 7-day effective yield as of October 31, 2024.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
EQUITY INCOME FUND
OCTOBER 31, 2024

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
INTERNATIONAL GROWTH FUND
OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.0%	Shares	Value
AUSTRALIA — 2.3%
BHP Group	512,673	$14,243,340

BRAZIL — 2.0%
MercadoLibre *	5,911	12,041,771

CANADA — 3.4%
Brookfield	239,766	12,707,598
Canadian National Railway	74,917	8,085,043
		20,792,641

CHINA — 7.3%
Alibaba Group Holding ADR	72,359	7,089,735
Alibaba Group Holding	698,000	8,538,156
Tencent Holdings	317,000	16,529,055
Trip.com Group *	198,369	12,765,940
		44,922,886

DENMARK — 0.9%
Vestas Wind Systems *	281,298	5,360,791

FRANCE — 6.3%
Air Liquide	62,003	11,117,211
Airbus	67,027	10,224,369
Edenred	250,616	8,105,578
LVMH Moet Hennessy Louis Vuitton	13,853	9,222,216
		38,669,374

GERMANY — 6.7%
Heidelberg Materials	136,486	15,032,437
Siemens	76,159	14,816,705
Symrise, Cl A	93,833	11,290,976
		41,140,118

HONG KONG — 1.7%
AIA Group	1,324,763	10,455,452

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
INTERNATIONAL GROWTH FUND
OCTOBER 31, 2024

COMMON STOCK (continued)	Shares	Value
INDIA — 3.0%
HDFC Bank ADR	295,823	$18,645,724

IRELAND — 1.8%
ICON PLC *	49,364	10,964,238

ISRAEL — 2.2%
Check Point Software Technologies *	77,845	13,483,532

ITALY — 2.2%
Ferrari	28,589	13,647,492

JAPAN — 12.4%
Daikin Industries	52,493	6,302,138
FANUC	484,000	12,841,159
Kawasaki Heavy Industries	395,000	15,123,892
Shiseido	259,000	5,590,494
Sony Group	568,595	10,005,860
Suzuki Motor	530,000	5,259,368
Tokio Marine Holdings	378,000	13,614,110
Toyota Motor	442,000	7,615,835
		76,352,856

MEXICO — 1.1%
Fomento Economico Mexicano ADR	70,124	6,794,314

NETHERLANDS — 1.8%
ASML Holding	16,294	10,967,993

NORWAY — 1.1%
Equinor	287,643	6,835,033

SINGAPORE — 2.7%
DBS Group Holdings	567,000	16,440,055

SPAIN — 5.6%
Amadeus IT Group	160,840	11,659,812

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
INTERNATIONAL GROWTH FUND
OCTOBER 31, 2024

COMMON STOCK (continued)	Shares	Value
SPAIN (continued)
Banco Santander	4,601,914	$22,482,137
		34,141,949

SWEDEN — 2.0%
Assa Abloy, Cl B	391,502	12,262,916

SWITZERLAND — 7.6%
Alcon	146,945	13,497,313
Chubb	44,623	12,603,320
Julius Baer Group	105,433	6,428,418
Novartis	128,803	13,975,935
		46,504,986

TAIWAN — 3.0%
Taiwan Semiconductor Manufacturing ADR	98,222	18,715,220

UNITED KINGDOM — 19.9%
AstraZeneca PLC	101,620	14,459,959
BAE Systems PLC	912,593	14,708,629
Compass Group PLC	419,436	13,621,860
Diageo PLC	414,487	12,800,169
InterContinental Hotels Group PLC	118,020	13,017,391
Lloyds Banking Group PLC	18,602,513	12,768,839
London Stock Exchange Group PLC	149,556	20,270,322
Shell PLC	615,548	20,551,616
		122,198,785

TOTAL COMMON STOCK
(Cost $497,659,172)		595,581,466

PREFERRED STOCK — 1.3%
GERMANY — 1.3%
Henkel & Co (A)	88,000	7,620,174

TOTAL PREFERRED STOCK
(Cost $7,818,581)		7,620,174

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
INTERNATIONAL GROWTH FUND
OCTOBER 31, 2024

CASH EQUIVALENT — 1.4%	Shares	Value
First American Government Obligations Fund, Cl X, 4.780% (B)	8,885,846	$8,885,846

TOTAL CASH EQUIVALENT
(Cost $8,885,846)		8,885,846

TOTAL INVESTMENTS — 99.7%
(Cost $514,363,599)		$612,087,486

Percentages are based on Net Assets of $614,146,725.
*	Non-income producing security.

(A)	No interest rate available.

(B)	The rate reported is the 7-day effective yield as of October 31, 2024.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

The following is a summary of the level of inputs used as of October 31, 2024, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$14,243,340	$—	$14,243,340
Brazil	12,041,771	—	—	12,041,771
Canada	20,792,641	—	—	20,792,641
China	7,089,735	37,833,151	—	44,922,886
Denmark	—	5,360,791	—	5,360,791
France	—	38,669,374	—	38,669,374
Germany	—	41,140,118	—	41,140,118
Hong Kong	—	10,455,452	—	10,455,452
India	18,645,724	—	—	18,645,724
Ireland	10,964,238	—	—	10,964,238
Israel	13,483,532	—	—	13,483,532
Italy	—	13,647,492	—	13,647,492
Japan	—	76,352,856	—	76,352,856
Mexico	6,794,314	—	—	6,794,314
Netherlands	—	10,967,993	—	10,967,993
Norway	—	6,835,033	—	6,835,033
Singapore	—	16,440,055	—	16,440,055
Spain	—	34,141,949	—	34,141,949
Sweden	—	12,262,916	—	12,262,916
Switzerland	12,603,320	33,901,666	—	46,504,986
Taiwan	18,715,220	—	—	18,715,220
United Kingdom	—	122,198,785	—	122,198,785
Total Common Stock	121,130,495	474,450,971	—	595,581,466

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS
INTERNATIONAL GROWTH FUND
OCTOBER 31, 2024

Investments in Securities	Level 1	Level 2	Level 3	Total
Preferred Stock
Germany	$—	$7,620,174	$—	$7,620,174
Total Preferred Stock	—	7,620,174	—	7,620,174
Cash Equivalent	8,885,846	—	—	8,885,846
Total Investments in Securities	$130,016,341	$482,071,145	$—	$612,087,486

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

STATEMENTS OF ASSETS AND LIABILITIES

			CIBC Atlas
	CIBC Atlas	CIBC Atlas	Income
	Disciplined	Mid Cap	Opportunities
	Equity Fund	Equity Fund	Fund
Assets:
Investments at Value (Cost $769,986,542, $554,596,353 and $503,475,333, respectively)	$1,765,437,619	$881,329,445	$701,253,257
Dividends and Interest Receivable	521,965	95,515	2,654,724
Receivable for Capital Shares Sold	493,532	793,808	304,500
Reclaim Receivable	36,581	3,806	169,547
Prepaid Expenses	3,303	10,013	10,015
Total Assets	1,766,493,000	882,232,587	704,392,043
Liabilities:
Written Options, at value (Premiums Received $—, $— and $426,009, respectively)	–	–	288,712
Due to Broker	–	–	3,798,069
Payable for Capital Shares Redeemed	471,076	85,220	36,728
Audit Fees Payable	26,815	25,885	28,211
Payable Due to Adviser	979,865	571,139	360,698
Payable Due to Administrator	66,568	33,336	26,316
Chief Compliance Officer Fees Payable	6,171	3,083	2,452
Payable Due to Trustees	81	40	32
Other Accrued Expenses	58,753	32,396	32,993
Total Liabilities	1,609,329	751,099	4,574,211
Net Assets	$1,764,883,671	$881,481,488	$699,817,832

Net Assets Consist of:
Paid-in Capital	$667,022,823	$503,526,531	$478,329,366
Total Distributable Earnings	1,097,860,848	377,954,957	221,488,466
Net Assets	$1,764,883,671	$881,481,488	$699,817,832
Institutional Class Shares:
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	54,397,283	43,057,786	43,245,937
Net Asset Value, Offering and Redemption Price Per Share	$32.44	$20.47	$16.18

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

STATEMENTS OF ASSETS AND LIABILITIES

	CIBC Atlas All	CIBC Atlas	CIBC Atlas
	Cap Growth	Equity	International
	Fund	Income Fund	Growth Fund
Assets:
Investments at Value (Cost $175,549,389, $208,778,349 and $514,363,599, respectively)	$311,009,508	$354,171,437	$612,087,486
Receivable for Capital Shares Sold	818,712	1,292,127	735,652
Dividends and Interest Receivable	57,317	591,891	1,227,398
Reclaim Receivable	–	9,407	808,768
Prepaid Expenses	14,206	7,977	10,606
Total Assets	311,899,743	356,072,839	614,869,910
Liabilities:
Payable for Capital Shares Redeemed	77,104	203,571	167,285
Audit Fees Payable	25,233	25,357	28,076
Payable Due to Adviser	222,341	243,543	440,801
Payable Due to Administrator	11,870	13,327	23,532
Chief Compliance Officer Fees Payable	1,097	1,232	2,229
Payable Due to Trustees	14	16	29
Other Accrued Expenses	13,668	14,397	61,233
Total Liabilities	351,327	501,443	723,185
Net Assets	$311,548,416	$355,571,396	$614,146,725

Net Assets Consist of:
Paid-in Capital	$155,860,772	$211,137,319	$544,301,283
Total Distributable Earnings	155,687,644	144,434,077	69,845,442
Net Assets	$311,548,416	$355,571,396	$614,146,725
Institutional Class Shares:
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	7,353,559	5,670,116	46,721,523
Net Asset Value, Offering and Redemption Price Per Share	$42.37	$62.71	$13.14

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2024

STATEMENTS OF OPERATIONS

	CIBC Atlas Disciplined Equity Fund	CIBC Atlas Mid Cap Equity Fund	CIBC Atlas Income Opportunities Fund
Investment Income:
Dividends	$23,461,711	$5,920,057	$10,774,874
Interest	–	–	10,329,192
Less: Foreign Taxes Withheld	–	(12,199)	(79,746)
Total Investment Income	23,461,711	5,907,858	21,024,320
Expenses:
Investment Advisory Fees	10,787,645	6,266,904	4,069,523
Administration Fees	749,484	375,127	304,582
Trustees' Fees	54,380	27,307	22,361
Chief Compliance Officer Fees	8,815	5,212	4,389
Transfer Agent Fees	69,287	46,400	44,204
Custodian Fees	67,533	34,117	28,847
Legal Fees	44,017	22,747	17,868
Printing Fees	41,985	21,293	26,901
Registration and Filing Fees	30,064	29,593	27,526
Audit Fees	27,268	26,111	28,400
Interest Expense	12,336	7,343	–
Other Expenses	71,783	41,345	42,177
Total Expenses	11,964,597	6,903,499	4,616,778
Less:
Fees Paid Indirectly (Note 4)	(42,519)	(17,331)	(14,119)
Net Expenses	11,922,078	6,886,168	4,602,659
Net Investment Income (Loss)	11,539,633	(978,310)	16,421,661
Net Realized Gain on:
Investments	96,254,145	52,989,825	22,243,043
Written Options	–	–	1,355,511
Net Realized Gain	96,254,145	52,989,825	23,598,554
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	347,660,427	155,336,262	89,510,267
Written Options	–	–	117,271
Net Change in Unrealized Appreciation (Depreciation)	347,660,427	155,336,262	89,627,538
Net Realized and Unrealized Gain (Loss)	443,914,572	208,326,087	113,226,092
Net Increase in Net Assets Resulting from Operations	$455,454,205	$207,347,777	$129,647,753

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2024

STATEMENTS OF OPERATIONS

	CIBC Atlas All Cap Growth Fund	CIBC Atlas Equity Income Fund	CIBC Atlas International Growth Fund
Investment Income:
Dividends	$2,074,643	$7,875,177	$13,948,683
Less: Foreign Taxes Withheld	(4,195)	(62,346)	(1,347,322)
Total Investment Income	2,070,448	7,812,831	12,601,361
Expenses:
Investment Advisory Fees	2,198,584	2,580,581	4,820,861
Administration Fees	120,224	144,822	263,892
Trustees' Fees	8,224	10,584	19,115
Chief Compliance Officer Fees	2,858	3,033	4,269
Transfer Agent Fees	35,270	35,941	42,865
Registration and Filing Fees	28,936	29,756	29,820
Audit Fees	25,299	25,445	28,233
Custodian Fees	10,933	12,652	118,189
Printing Fees	7,485	8,482	30,415
Legal Fees	7,072	8,477	15,600
Other Expenses	19,365	21,604	31,518
Total Expenses	2,464,250	2,881,377	5,404,777
Less:
Fees Paid Indirectly (Note 4)	(28,904)	(24,079)	(10,436)
Net Expenses	2,435,346	2,857,298	5,394,341
Net Investment Income (Loss)	(364,898)	4,955,533	7,207,020
Net Realized Gain (Loss) on:
Investments	20,991,792	3,507,280	(8,918,842)
Foreign Currency Transactions	–	–	(124,931)
Net Realized Gain (Loss)	20,991,792	3,507,280	(9,043,773)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	72,696,231	91,425,252	96,148,113
Foreign Currency Translation	–	–	47,981
Net Change in Unrealized Appreciation (Depreciation)	72,696,231	91,425,252	96,196,094
Net Realized and Unrealized Gain (Loss)	93,688,023	94,932,532	87,152,321
Net Increase in Net Assets Resulting from Operations	$93,323,125	$99,888,065	$94,359,341

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Disciplined Equity Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Income	$11,539,633	$13,386,667
Net Realized Gain	96,254,145	59,048,007
Net Change in Unrealized Appreciation (Depreciation)	347,660,427	8,910,705
Net Increase in Net Assets Resulting from Operations	455,454,205	81,345,379

Distributions:
Institutional Class Shares	(72,698,157)	(56,757,459)
Total Distributions	(72,698,157)	(56,757,459)

Capital Share Transactions:
Institutional Class Shares
Issued	92,491,982	80,737,460
Reinvestment of Dividends and Distributions	64,763,273	55,814,926
Redeemed	(190,446,763)	(195,647,228)
Net Decrease in Net Assets from Capital Share Transactions	(33,191,508)	(59,094,842)
Total Increase (Decrease) in Net Assets	349,564,540	(34,506,922)

Net Assets:
Beginning of Year	1,415,319,131	1,449,826,053
End of Year	$1,764,883,671	$1,415,319,131

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Mid Cap Equity Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Loss	$(978,310)	$(182,642)
Net Realized Gain	52,989,825	33,574,810
Net Change in Unrealized Appreciation (Depreciation)	155,336,262	(42,558,666)
Net Increase (Decrease) in Net Assets Resulting from Operations	207,347,777	(9,166,498)

Distributions:
Institutional Class Shares	(33,487,714)	(10,361,737)
Total Distributions	(33,487,714)	(10,361,737)

Capital Share Transactions:
Institutional Class Shares
Issued	87,063,354	83,590,182
Reinvestment of Dividends and Distributions	31,226,156	10,311,765
Redeemed	(85,128,239)	(81,569,940)
Net Increase in Net Assets from Capital Share Transactions	33,161,271	12,332,007
Total Increase (Decrease) in Net Assets	207,021,334	(7,196,228)

Net Assets:
Beginning of Year	674,460,154	681,656,382
End of Year	$881,481,488	$674,460,154

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Income Opportunities Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Income	$16,421,661	$14,990,675
Net Realized Gain	23,598,554	3,595,895
Net Change in Unrealized Appreciation (Depreciation)	89,627,538	9,608,695
Net Increase in Net Assets Resulting from Operations	129,647,753	28,195,265

Distributions:
Institutional Class Shares	(16,056,676)	(14,500,190)
Total Distributions	(16,056,676)	(14,500,190)

Capital Share Transactions:
Institutional Class Shares
Issued	67,390,064	48,949,815
Reinvestment of Dividends and Distributions	8,953,229	12,742,418
Redeemed	(93,892,149)	(80,905,456)
Net Decrease in Net Assets from Capital Share Transactions	(17,548,856)	(19,213,223)
Total Increase (Decrease) in Net Assets	96,042,221	(5,518,148)

Net Assets:
Beginning of Year	603,775,611	609,293,759
End of Year	$699,817,832	$603,775,611

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas All Cap Growth Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Loss	$(364,898)	$(227,059)
Net Realized Gain	20,991,792	2,592,318
Net Change in Unrealized Appreciation (Depreciation)	72,696,231	10,980,351
Net Increase in Net Assets Resulting from Operations	93,323,125	13,345,610

Distributions:
Institutional Class Shares	(2,617,322)	(11,625,315)
Total Distributions	(2,617,322)	(11,625,315)

Capital Share Transactions:
Institutional Class Shares
Issued	63,399,895	20,294,268
Reinvestment of Dividends and Distributions	2,589,389	11,474,279
Redeemed	(31,752,595)	(49,890,220)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	34,236,689	(18,121,673)
Total Increase (Decrease) in Net Assets	124,942,492	(16,401,378)

Net Assets:
Beginning of Year	186,605,924	203,007,302
End of Year	$311,548,416	$186,605,924

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Equity Income Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Income	$4,955,533	$6,507,685
Net Realized Gain (Loss)	3,507,280	(4,799,454)
Net Change in Unrealized Appreciation (Depreciation)	91,425,252	(3,746,721)
Net Increase (Decrease) in Net Assets Resulting from Operations	99,888,065	(2,038,490)

Distributions:
Institutional Shares	(4,323,383)	(9,432,193)
Return of Capital	–	(805,582)
Total Distributions	(4,323,383)	(10,237,775)

Capital Share Transactions:
Institutional Shares
Issued	40,169,561	53,366,984
Reinvestment of Dividends and Distributions	3,756,923	9,279,902
Redeemed	(62,916,079)	(80,869,650)
Net Decrease in Net Assets from Capital Share Transactions	(18,989,595)	(18,222,764)
Total Increase (Decrease) in Net Assets	76,575,087	(30,499,029)

Net Assets:
Beginning of Year	278,996,309	309,495,338
End of Year	$355,571,396	$278,996,309

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas International Growth Fund
	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Income	$7,207,020	$6,264,749
Net Realized Loss	(9,043,773)	(10,419,152)
Net Change in Unrealized Appreciation (Depreciation)	96,196,094	45,581,881
Net Increase in Net Assets Resulting from Operations	94,359,341	41,427,478

Distributions:
Institutional Class Shares	(6,353,603)	(5,493,762)
Total Distributions	(6,353,603)	(5,493,762)

Capital Share Transactions:
Institutional Class Shares
Issued	102,932,370	194,444,336
Reinvestment of Dividends and Distributions	4,878,254	5,380,714
Redemption Fees (See Note 2)	83,431	–
Redeemed	(74,591,955)	(76,889,640)
Net Increase in Net Assets from Capital Share Transactions	33,302,100	122,935,410
Total Increase in Net Assets	121,307,838	158,869,126

Net Assets:
Beginning of Year	492,838,887	333,969,761
End of Year	$614,146,725	$492,838,887

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$25.56	$25.18	$32.36	$23.69	$21.81
Income (Loss) from Investment Operations:
Net Investment Income*	0.21	0.24	0.20	0.15	0.17
Net Realized and Unrealized Gain (Loss)	7.99	1.13	(5.18)	9.19	2.18

Total from Investment Operations	8.20	1.37	(4.98)	9.34	2.35

Dividends and Distributions:
Net Investment Income	(0.25)	(0.22)	(0.15)	(0.16)	(0.18)
Net Realized Gains	(1.07)	(0.77)	(2.05)	(0.51)	(0.29)

Total Dividends and Distributions	(1.32)	(0.99)	(2.20)	(0.67)	(0.47)
Net Asset Value, End of Year	$32.44	$25.56	$25.18	$32.36	$23.69

Total Return †	32.94%	5.73%	(16.61)%	40.11%	10.89%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,764,884	$1,415,319	$1,449,826	$1,811,974	$1,319,591
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.72%	0.72%	0.72%	0.72%	0.74%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.72%	0.72%	0.72%	0.72%	0.74%
Ratio of Net Investment Income to Average Net Assets	0.69%	0.91%	0.72%	0.54%	0.74%
Portfolio Turnover Rate	14%	10%	13%	19%	19%

*	Per share data calculated using average shares method.
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$16.33	$16.78	$23.66	$17.34	$16.27

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.02)	–	(0.05)	(0.09)	(0.02)
Net Realized and Unrealized Gain (Loss)	4.97	(0.19)	(4.55)	6.91	1.09

Total from Investment Operations	4.95	(0.19)	(4.60)	6.82	1.07

Dividends and Distributions:
Net Realized Gains	(0.81)	(0.26)	(2.28)	(0.50)	–

Total Dividends and Distributions	(0.81)	(0.26)	(2.28)	(0.50)	–
Net Asset Value, End of Year	$20.47	$16.33	$16.78	$23.66	$17.34

Total Return †	30.85%	(1.15)%	(21.53)%	39.86%	6.58%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$881,481	$674,460	$681,656	$950,136	$714,895
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.83%	0.83%	0.83%	0.83%	0.84%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.83%	0.83%	0.83%	0.83%	0.84%
Ratio of Net Investment Loss to Average Net Assets	(0.12)%	(0.03)%	(0.27)%	(0.41)%	(0.14)%
Portfolio Turnover Rate	20%	32%	20%	26%	25%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share data calculated using average shares method.

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$13.61	$13.31	$15.81	$12.72	$12.38

Income (Loss) from Investment Operations:
Net Investment Income*	0.37	0.34	0.29	0.26	0.26
Net Realized and Unrealized Gain (Loss)	2.57	0.29	(2.15)	3.09	0.35

Total from Investment Operations	2.94	0.63	(1.86)	3.35	0.61

Dividends and Distributions:
Net Investment Income	(0.37)	(0.33)	(0.30)	(0.26)	(0.27)
Net Realized Gains	–	–	(0.34)	–	–

Total Dividends and Distributions	(0.37)	(0.33)	(0.64)	(0.26)	(0.27)
Net Asset Value, End of Year	$16.18	$13.61	$13.31	$15.81	$12.72

Total Return †	21.70%	4.69%	(12.21)%	26.51%	5.07%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$699,818	$603,776	$609,294	$672,173	$508,104
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.68%	0.69%	0.69%	0.68%	0.69%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.68%	0.69%	0.69%	0.68%	0.69%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.41%	1.98%	1.78%	2.06%
Portfolio Turnover Rate	19%	28%	20%	19%	21%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share data calculated using average shares method.

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$28.87	$28.63	$43.08	$33.85	$30.40
Income (Loss) from Investment Operations:
Net Investment Loss*	(0.05)	(0.03)	(0.02)	(0.14)	(0.20)
Net Realized and Unrealized Gain (Loss)	13.95	2.05	(10.02)	12.12	6.59

Total from Investment Operations	13.90	2.02	(10.04)	11.98	6.39

Dividends and Distributions:
Net Realized Gains	(0.40)	(1.78)	(4.41)	(2.75)	(2.94)

Total Dividends and Distributions	(0.40)	(1.78)	(4.41)	(2.75)	(2.94)
Net Asset Value, End of Year	$42.37	$28.87	$28.63	$43.08	$33.85

Total Return †	48.49%	7.78%	(26.01)%	37.35%	22.71%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$311,548	$186,606	$203,007	$312,119	$210,258
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.92%	0.92%	0.92%	0.96%‡	1.10%‡
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.92%	0.92%	0.92%	0.92%	0.94%
Ratio of Net Investment Loss to Average Net Assets	(0.14)%	(0.12)%	(0.07)%	(0.37)%	(0.66)%
Portfolio Turnover Rate	46%	44%	57%	66%	49%

*	Per share data calculated using average shares method.
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$46.15	$48.27	$58.99	$43.35	$43.60
Income (Loss) from Investment Operations:
Net Investment Income*	0.87	1.03	0.78	0.42	0.32
Net Realized and Unrealized Gain (Loss)	16.46	(1.51)	(7.52)	18.46	1.19

Total from Investment Operations	17.33	(0.48)	(6.74)	18.88	1.51

Dividends and Distributions:
Net Investment Income	(0.77)	(0.83)	(0.89)	(0.71)	(0.48)
Net Realized Gains	–	(0.68)	(3.09)	(2.53)	(1.28)
Return of Capital	–	(0.13)	–	–	–

Total Dividends and Distributions	(0.77)	(1.64)	(3.98)	(3.24)	(1.76)
Net Asset Value, End of Year	$62.71	$46.15	$48.27	$58.99	$43.35

Total Return †	37.70%	(1.03)%	(12.16)%	45.57%	3.45%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$355,571	$278,996	$309,495	$220,298	$133,560
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.89%	0.90%	0.90%	0.95%‡	1.10%‡
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.89%	0.90%	0.90%	0.91%	0.94%
Ratio of Net Investment Income to Average Net Assets	1.54%	2.13%	1.51%	0.81%	0.74%
Portfolio Turnover Rate	17%	27%	23%	30%	30%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share data calculated using average shares method.

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class Shares	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$11.18	$9.85	$13.34	$10.66	$10.38

Income (Loss) from Investment Operations:
Net Investment Income*	0.16	0.16	0.17	0.07	0.06
Net Realized and Unrealized Gain (Loss)	1.94	1.34	(3.41)	2.64	0.24

Total from Investment Operations	2.10	1.50	(3.24)	2.71	0.30

Dividends and Distributions:
Net Investment Income	(0.14)	(0.17)	(0.04)	(0.03)	(0.01)
Net Realized Gains	–	–	(0.21)	–	(0.01)

Total Dividends and Distributions	(0.14)	(0.17)	(0.25)	(0.03)	(0.02)
Net Asset Value, End of Year	$13.14	$11.18	$9.85	$13.34	$10.66

Total Return †	18.89%	15.22%	(24.69)%	25.46%	2.81%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$614,147	$492,839	$333,970	$415,395	$197,524
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.92%	0.94%	0.94%	0.94%	1.12%‡
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.92%	0.94%	0.94%	0.94%	1.07%
Ratio of Net Investment Income to Average Net Assets	1.23%	1.38%	1.44%	0.53%	0.60%
Portfolio Turnover Rate	12%	13%	14%	13%	10%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share data calculated using average shares method.
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 26 funds. The financial statements herein are those of the CIBC Atlas Disciplined Equity Fund (the “Disciplined Equity Fund”), CIBC Atlas Mid Cap Equity Fund (the “Mid Cap Equity Fund”), CIBC Atlas Income Opportunities Fund (the “Income Opportunities Fund”), CIBC Atlas All Cap Growth Fund (the “All Cap Growth Fund”), CIBC Atlas Equity Income Fund (the “Equity Income Fund”), and the CIBC Atlas International Growth Fund (the “International Growth Fund”), (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Disciplined Equity Fund is to seek long-term capital appreciation and, secondarily, current income by investing primarily in equity securities of U.S. and foreign issuers. The investment objective of the Mid Cap Equity Fund is to seek long-term capital appreciation by investing primarily (at least 80% of its net assets) in equity securities of mid-capitalization companies. The investment objective of the Income Opportunities Fund is to seek current income and long-term capital appreciation by investing primarily (at least 80% of its net assets) in income producing securities. The investment objective of the All Cap Growth Fund is to seek long-term capital appreciation by investing primarily in equity securities of U.S. companies. The investment objective of the Equity Income Fund is to seek current income, and secondarily, modest capital appreciation by investing primarily (at least 80% of its net assets) in equity securities. The investment objective of the International Growth Fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. issuers and common stocks and American Depositary Receipts (“ADRs”) of foreign issuers. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Funds. The Funds are investment companies and therefore apply the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Investment companies held in the Funds’ portfolios are valued at the published net asset value.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options and at the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”).

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2024, there were no securities which were fair valued by the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confident interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held. Such securities are classified as Level 2 in the fair value hierarchy.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period or year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

As of and during the year ended October 31, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2024, the Funds did not incur any interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds or their agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statement of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Interest income is recognized on the accrual basis from settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Written/Purchased Options — The Income Opportunities Fund invests in financial options contracts to add return or to economically hedge its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities’ prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the written or purchased option. Premiums received from writing or paid for purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

For the year ended October 31, 2024, the average quarterly balances for written options were as follows:

Average Market Value Balance Short for Written Options:	$(238,330)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Net realized and unrealized gains or losses associated with written options are reported on the Statement of Operations as net realized gain or loss on written options and net change in unrealized depreciation or appreciation on written options. Written options transactions entered into during the year ended October 31, 2024, are subject to equity risk. See note 8.

Master Limited Partnerships (“MLPs”) — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector. MLPs generally have two classes of owners, the general partner and limited partners.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income, if any, at least annually. For each Fund, any net realized capital gains, if any, are distributed annually. All distributions are recorded on ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Redemption Fees — The International Growth Fund imposes a 1.00% redemption fee on the current value of shares redeemed less than 30 days from the date of purchase (subject to certain exceptions as disclosed in the Fund’s prospectus). For the year ended October 31, 2024, the Fund collected $83,431 in redemption fees.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2024, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund and International Growth Fund incurred $749,484, $375,127, $304,582, $120,224, $144,822 and $263,892 respectively, for these services.

SS&C Global Investor & Distribution Solutions, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. For the year ended October 31, 2024, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities, All Cap Growth Fund, Equity Income Fund and International Growth Fund earned credits of $42,519, $17,331, $14,119, $28,904, $24,079 and $10,436, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, CIBC Private Wealth Advisors, Inc. (the “Adviser”) provides investment advisory services to the Disciplined Equity Fund at a fee, which is calculated daily and paid monthly at the following rates based on the average daily net assets of the Disciplined Equity Fund: 0.695% of the first $250 million, 0.670% of the next $250 million, 0.645% of the next $500 million, 0.620% of the next $1.5 billion, 0.595% of the next $ 2.5 billion, 0.570% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.520% of any amount above $10 billion.

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, and International Growth Fund at a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Mid Cap Equity Fund, 0.60% of the average daily net assets of the Income Opportunities Fund, 0.82% of the average daily net assets of the All Cap Growth Fund, 0.80% of the average daily net assets of the Equity Income Fund and 0.82% of the average daily net assets of the International Growth Fund.

The Adviser contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual Fund operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding 0.80%, 1.00%, 0.85%, 1.10%, 1.10%, and 1.21% of the average daily net assets of the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, and International Growth Fund, respectively, until February 28, 2025. Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year ended October 31, 2024. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its (or, with respect to the All Cap Growth Fund and Equity Income Fund) prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated at any time. As of October 31, 2024, there are no previously waived fees that are eligible to be recaptured from the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2024

6. Capital Share Transactions:

	Disciplined Equity Fund
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares Issued	3,137,195	92,491,982	3,159,769	80,737,460
Reinvestment of Dividends and Distributions	2,327,103	64,763,273	2,315,195	55,814,926
Redeemed	(6,430,681)	(190,446,763)	(7,697,024)	(195,647,228)
Net Decrease in Shares Outstanding from Share Transactions	(966,383)	(33,191,508)	(2,222,060)	(59,094,842)

	Mid Cap Equity Fund
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares Issued	4,461,202	87,063,354	4,766,527	83,590,182
Reinvestment of Dividends and Distributions	1,681,538	31,226,156	631,848	10,311,765
Redeemed	(4,383,312)	(85,128,239)	(4,716,464)	(81,569,940)
Net Increase in Shares Outstanding from Share Transactions	1,759,428	33,161,271	681,911	12,332,007

	Income Opportunities Fund
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares Issued	4,380,692	67,390,064	3,514,786	48,949,815
Reinvestment of Dividends and Distributions	575,402	8,953,229	922,572	12,742,418
Redeemed	(6,073,413)	(93,892,149)	(5,836,657)	(80,905,456)
Net Decrease in Shares Outstanding from Share Transactions	(1,117,319)	(17,548,856)	(1,399,299)	(19,213,223)

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2024

	All Cap Growth Fund
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares Issued	1,641,487	63,399,895	696,971	20,294,268
Reinvestment of Dividends and Distributions	75,295	2,589,389	444,395	11,474,279
Redeemed	(827,663)	(31,752,595)	(1,767,809)	(49,890,220)
Net Increase/(Decrease) in Shares Outstanding from Share Transactions	889,119	34,236,689	(626,443)	(18,121,673)

	Equity Income Fund
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares Issued	693,066	40,169,561	1,110,552	53,366,984
Reinvestment of Dividends and Distributions	65,178	3,756,923	197,126	9,279,902
Redeemed	(1,133,901)	(62,916,079)	(1,674,166)	(80,869,650)
Net Decrease in Shares Outstanding from Share Transactions	(375,657)	(18,989,595)	(366,488)	(18,222,764)

	International Growth Fund
	Year Ended October 31, 2024		Year Ended October 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares Issued	8,089,258	102,932,370	16,507,723	194,444,336
Reinvestment of Dividends and Distributions	394,362	4,878,254	491,389	5,380,714
Redeemed	(5,839,252)	(74,508,524)	(6,820,538)	(76,889,640)
Net Increase in Shares Outstanding from Share Transactions	2,644,368	33,302,100	10,178,574	122,935,410

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2024

7. Investment Transactions:

The cost of purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2024, are as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Disciplined Equity Fund	$227,435,387	$298,978,648	$–	$–
Mid Cap Equity Fund	172,643,543	165,748,817	–	–
Income Opportunities Fund	94,582,594	111,686,313	30,006,232	13,185,168
All Cap Growth Fund	149,558,897	118,985,706	–	–
Equity Income Fund	54,302,991	72,278,105	–	–
International Growth Fund	106,770,979	69,090,242	–	–

8. Derivative Transactions:

The following tables show the derivatives categorized by underlying risk exposure.

The fair value of derivative instruments as of October 31, 2024 was as follows:

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liability Location	Fair Value		Statements of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:

Income Opportunities Fund
Equity contracts	Investments, at value	$–	Equity contracts	Written Options, at value	$288,712
Total Derivatives not accounted for as hedging instruments		$–			$288,712

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2024:

Amount of realized gain or (loss) on derivatives recognized in income:

Written Options
Income Opportunities Fund
Equity contracts	$1,355,511

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2024

Change in unrealized appreciation or (depreciation) on derivatives recognized in income:

Written Options
Income Opportunities Fund
Equity contracts	$117,271

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences are primarily related to foreign currency gain/(loss), REITs capital gain, paydown gain/(loss), net operating losses, reclassification of distributions, investments in PFICs, perpetual bond adjustments and partnership investments.

The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings/(Accumulated Losses) as of October 31, 2024, are primarily attributable to partnership reclassifications and net operating losses that have been reclassified to/(from) the following accounts for the year ended October 31, 2024.

	Distributable Earnings (Accumulated Losses)	Paid-in Capital
Mid Cap Equity Fund	$175,011	$(175,011)
Equity Income Fund	(786,306)	786,306

These reclassifications had no impact on the net assets or net values of the Funds.

The tax character of dividends and distributions paid during the years ended October 31, 2024 and October 31, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Disciplined Equity Fund
2024	$13,864,925	$58,833,232	$–	$72,698,157
2023	12,874,032	43,883,427	–	56,757,459

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2024

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Mid Cap Equity Fund
2024	$–	$33,487,714	$–	$33,487,714
2023	–	10,361,737	–	10,361,737
Income Opportunities Fund
2024	16,056,676	–	–	16,056,676
2023	14,500,190	–	–	14,500,190
All Cap Growth Fund
2024	653	2,616,669	–	2,617,322
2023	–	11,625,315	–	11,625,315
Equity Income Fund
2024	4,323,383	–	–	4,323,383
2023	5,202,910	4,229,283	805,582	10,237,775
International Growth Fund
2024	6,353,603	–	–	6,353,603
2023	5,493,762	–	–	5,493,762

As of October 31, 2024, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Late-Year Loss Deferral	Capital Loss Carryforwards	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings
Disciplined Equity Fund	$7,861,195	$96,204,475	$–	$–	$993,795,177	$1	$1,097,860,848
Mid Cap Equity Fund	–	52,923,407	(1,313,270)	–	326,344,600	220	377,954,957
Income Opportunities Fund	4,094,469	20,058,047	–	–	197,335,947	3	221,488,466
All Cap Growth Fund	7,942,212	20,861,858	–	–	126,883,578	(4)	155,687,644
Equity Income Fund	12,554,405	2,729,535	–	–	129,150,207	(70)	144,434,077
International Growth Fund	6,756,685	–	–	(33,903,497)	96,992,252	2	69,845,442

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2024 through October 31, 2024. The funds can elect to treat them as arising in the first date of the following fiscal year.

The Funds have capital loss carryforwards as follows:

	Short-Term Loss	Long-Term Loss	Total
International Growth Fund	$15,666,333	$18,237,164	$33,903,497

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

During the year ended October 31, 2024, the Income Opportunities Fund and Equity Income Fund utilized $469,460 and $3,081,459, respectively, of short-term capital loss carryforwards to offset capital gains.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation/(depreciation) difference is attributable primarily to wash sales, investment in Partnerships, PFIC and perpetual bonds.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2024, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Disciplined Equity Fund	$771,642,442	$998,228,169	$(4,432,992)	$993,795,177
Mid Cap Equity Fund	554,984,845	338,543,118	(12,198,518)	326,344,600
Income Opportunities Fund	504,054,607	208,887,958	(11,552,011)	197,335,947
All Cap Growth Fund	184,125,930	135,909,630	(9,026,052)	126,883,578
Equity Income Fund	225,021,230	146,137,229	(16,987,022)	129,150,207
International Growth Fund	515,075,317	132,269,659	(35,277,407)	96,992,252

10. Concentration of Risk:

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders' investments in the Funds are set forth below.

Equity Risk (Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Foreign Securities Risk (Disciplined Equity Fund) — The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Currency Risk (Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Small- and Mid-Capitalization Company Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and midsized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Preferred Stock Risk (Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund) — Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Interest Rate Risk (Income Opportunities Fund) — The risk that the value of fixed income securities will fall due to rising interest rates.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Credit Risk (Income Opportunities Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk (Income Opportunities Fund) — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk (Income Opportunities Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Management Risk (Disciplined Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk (Disciplined Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Convertible Securities Risk (Mid Cap Equity Fund, Income Opportunities Fund, Equity Income Fund) — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Investment Style Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other equity funds that use differing investing styles.

Fixed Income Market Risk (Income Opportunities Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Mortgage-Backed Securities Risk (Income Opportunities Fund) — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk (Income Opportunities Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Bond Risk (Income Opportunities Fund) — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Derivatives Risk (Income Opportunities Fund) — The Fund’s use of put and call options is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Leverage Risk (Income Opportunities Fund) — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Income Opportunities Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Risks of Investing in Other Investment Companies (Income Opportunities Fund) — To the extent the Fund invests in other investment companies, such as ETFs and closed end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Depositary Receipts Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Depositary receipts, including ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. The Fund may invest in unsponsored ADRs, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

Emerging Markets Securities Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Large-Capitalization Company Risk (Disciplined Equity, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

MLPs Risk (Equity Income Fund) — To the extent that an MLP’s interests are all in a particular industry, such as the energy industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors Energy companies are affected by worldwide energy prices and costs related to energy production. These companies may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

REIT Risk (Equity Income Fund, International Growth Fund) — REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs may concentrate their investments in specific geographic areas or in specific property types, and are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes and losses from casualty or condemnation; and other factors outside the control of the issuer of the security.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Foreign Issuer Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Investing in foreign issuers, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign issuers are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Foreign Company Risk (Mid Cap Equity Fund, Income Opportunities Fund) — Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Mid-Capitalization Company Risk (Mid Cap Equity Fund) — The mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, the mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Micro-Capitalization Company Risk (All Cap Growth Fund and Equity Income Fund) — Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Sector Focus Risk (Equity Income Fund) — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Information Technology Sector Risk (Equity Income Fund) — Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Financials Sector Risk (Equity Income Fund) — Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

American Depositary Receipts Risk (International Growth Fund) — Depositary receipts, including ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. The Fund may invest in unsponsored ADRs, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

11. Line of Credit:

The Funds entered into an agreement on July 29, 2024, which enables them to participate in a $30 million uncommitted revolving line of credit with the Custodian. The agreement expires on July 28, 2025. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on borrowings during the period at the Custodian’s current reference rate. For the year ended October 31, 2024, the Disciplined Equity Fund had average borrowings of $13,062,000 over a period of 4 days at a weighted average interest rate of 8.500%. Interest accrued on the borrowings was $12,336. For the year ended October 31, 2024, the Mid Cap Equity Fund had average borrowings of $7,775,000 over a period of 4 days at a weighted average interest rate of 8.500%. Interest accrued on the borrowings was $7,343. This fee is included as “Interest Expense” on the Statement of Operations. As of October 31, 2024, there were no borrowings outstanding in the Funds.

12. Concentration of Shareholders:

At October 31, 2024, the percentage of total shares outstanding held by shareholders owning 10% or greater for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Disciplined Equity Fund	4	88%
Mid Cap Equity Fund	4	92%
Income Opportunities Fund	4	88%
All Cap Growth Fund	2	91%
Equity Income Fund	2	83%
International Growth Fund	5	100%

13. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

14. New Accounting Pronouncement

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07 (“ASU 2023-07”), Segment Reporting (“Topic 280”). ASU 2023-07 clarifies the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items. The guidance requires public entities to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually and also applies to public entities with a single reportable segment. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the consolidated financial statements. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications, if any, of the additional requirements and their impact on a Fund’s financial statements.

15. Subsequent Events:

On December 16, 2024, the Board approved the change in the CIBC Atlas Disciplined Equity Fund’s classification under 1940 Act, as amended, from “diversified” to “non-diversified” and to eliminate the CIBC Atlas Disciplined Equity Fund’s related fundamental investment policy, subject to shareholder approval. At a Special Meeting of Shareholders scheduled to be held on February 21, 2025, CIBC Atlas Disciplined Equity Fund shareholders will be asked to approve the change in diversification.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund (collectively referred to as the “Funds”) (six of the funds constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting The Advisors’ Inner Circle Fund) at October 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

We have served as the auditor of one or more CIBC Private Wealth Advisors, Inc. investment companies since 2013.

Philadelphia, Pennsylvania

December 23, 2024

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2024 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2024, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)
Disciplined Equity Fund	0.00%	80.93%	19.07%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
Mid Cap Equity Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Income Opportunities Fund	0.00%	0.00%	100.00%	100.00%	42.92%	46.13%	0.00%	0.00%	0.00%	0.00%
All Cap Growth Fund	0.00%	99.98%	0.02%	100.00%	22.57%	22.80%	0.00%	0.00%	0.00%	0.00%
Equity Income Fund	0.00%	0.00%	100.00%	100.00%	33.65%	36.47%	0.00%	0.00%	0.00%	0.00%
International Growth Fund(7)	0.00%	0.00%	100.00%	100.00%	1.42%	100.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary income that qualified for 20% Business Income Deduction.

(7)	The International Growth Fund accrued foreign taxes during the fiscal year ended October 31, 2024, amounted to $1,188,698 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 for the year ending December 31, 2024. In addition, for the fiscal year ended October 31, 2024, the gross income derived from sources within foreign countries amounted to $8,006,271.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (FORM N-CSR ITEM 11)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 20–21, 2024 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS
OCTOBER 31, 2024

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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CIBC Atlas Funds

PO Box 219009

Kansas City, MO 64121-9009

1-855-328-3863

Adviser:

CIBC Private Wealth Advisors, Inc.

181 West Madison Street, 36th Floor

Chicago, IL 60602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

ATF-AR-001-1100

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants on accounting and financial disclosure during the period covered by the report.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

No remuneration was paid by the company during the period covered by the report to any Officers of the Trust, other than as disclosed as part of the financial statements included above in Item 7.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The disclosure regarding the Approval of Advisory Agreement, if applicable, is included as part of the financial statements included above in Item 7.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: January 6, 2025

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer
Date: January 6, 2025